EXHIBIT 99.1

RenovaCare Provides Clinical and Corporate Update

SCOTTSDALE, Ariz., March 09, 2022 (GLOBE NEWSWIRE) -- RenovaCare, Inc. (Symbol: RCAR; www.renovacareinc.com), a clinical-stage developer of patented technologies for isolating and spraying cells for the regeneration of skin and other organs and tissues, today announced that following the review of its research and corporate activities, the Company is taking steps to streamline its clinical, research and development, and administrative operations in order to reduce costs.

These actions are due to a variety of factors, including (i) COVID-19 related low patient enrollment for the RenovaCare clinical trial (CELLMIST 1) which commenced in 2021 to evaluate the safety and feasibility of its Electronic SkinGun™ and CellMist™ System for the treatment of burn wounds, and (ii) the ongoing legal costs of the Company’s defense against a civil complaint filed by the U.S. Securities and Exchange Commission and several class action and derivative lawsuits.

Accordingly, the Company has suspended patient enrollment in its clinical study and plans to reduce its administrative overhead. Patients previously enrolled and treated with RenovaCare therapies and technologies will continue to receive ongoing care as per the FDA protocol. The clinical study and IDE remain open for possible resumption, and enrollment in the study may continue once the adverse impacts of the pandemic abate and capital funding becomes available.

The Company is also reviewing its patent portfolio (composed of eight patent families spanning the United States, Europe, Australia, and Asia) for potential reduction in annual filing costs and augmentation through in-licensing, while also focusing on those core patents having out-license or potential joint venture opportunities.

Meanwhile, the Company intends to maintain and continue its research and development efforts, including the development of a prototype automated cell isolation device with to isolate and harvest autologous cells for cell therapies being developed at the RenovaCare Research and Development Innovation Center located in Berlin, Germany.

About RenovaCare

RenovaCare, Inc. is a developer of new generation autologous stem cell therapies for the regeneration of human organs and tissues. The Company’s initial product under development targets the body’s largest organ, the skin. The Company’s flagship technology, the CellMist™ System, renders single-cell suspensions of tissue-specific pluripotent cells from donor tissues through sequential protease digestions. The RenovaCare CellMist™ System facilitates rapid healing of wounds or other afflicted tissues when applied topically as a gentle cell mist using the patented RenovaCare SkinGun™. The Company’s SkinGun™ is used to spray a liquid suspension of a patient’s stem cells – the CellMist™ cell suspension – onto wounds.

RenovaCare products are currently in development. They are not available for sale in the United States. There is no assurance that the Company’s planned or filed submissions to the U.S. Food and Drug Administration will be accepted or cleared by the FDA.

For additional information, please call Amit Singh at: 1-888-398-0202 or visit: https://renovacareinc.com

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Legal Notice Regarding Forward-Looking Statements

No statement herein should be considered an offer or a solicitation of an offer for the purchase or sale of any securities. This release contains forward-looking statements that are based upon current expectations or beliefs, as well as a number of assumptions about future events. Although RenovaCare, Inc. (the “Company”) believes that the expectations reflected in the forward-looking statements and the assumptions upon which they are based are reasonable, it can give no assurance that such expectations and assumptions will prove to have been correct. Forward-looking statements, which involve assumptions and describe our future plans, strategies, and expectations, are generally identifiable by use of the words “may,” “will,” “should,” “could,” “expect,” “anticipate,” “estimate,” “believe,” “intend,” or “project” or the negative of these words or other variations on these words or comparable terminology. The reader is cautioned not to put undue reliance on these forward-looking statements, as these statements are subject to numerous factors and uncertainties, including but not limited to: the timing and success of clinical and preclinical studies of product candidates, the potential timing and success of the Company’s product programs through their individual product development and regulatory approval processes, adverse economic conditions, intense competition, lack of meaningful research results, entry of new competitors and products, inadequate capital, unexpected costs and operating deficits, increases in general and administrative costs, termination of contracts or agreements, obsolescence of the Company’s technologies, technical problems with the Company’s research, price increases for supplies and components, litigation and administrative proceedings involving the Company, the possible acquisition of new businesses or technologies that result in operating losses or that do not perform as anticipated, unanticipated losses, the possible fluctuation and volatility of the Company’s operating results, financial condition and stock price, losses incurred in litigating and settling cases, dilution in the Company’s ownership of its business, adverse publicity and news coverage, inability to carry out research, development and commercialization plans, loss or retirement of key executives and research scientists, and other risks. There can be no assurance that further research and development will validate and support the results of our preliminary research and studies. Further, there can be no assurance that the necessary regulatory approvals will be obtained or that the Company will be able to develop commercially viable products on the basis of its technologies. In addition, other factors that could cause actual results to differ materially are discussed in the Company’s most recent Form 10-Q and Form 10-K filings with the Securities and Exchange Commission. These reports and filings may be inspected and copied at the Public Reference Room maintained by the U.S. Securities & Exchange Commission at 100 F Street, N.E., Washington, D.C. 20549. You can obtain information about operation of the Public Reference Room by calling the U.S. Securities & Exchange Commission at 1-800-SEC-0330. The U.S. Securities & Exchange Commission also maintains an Internet site that contains reports, proxy and information statements, and other information regarding issuers that file electronically with the U.S. Securities & Exchange Commission at http://www.sec.gov. The Company undertakes no obligation to publicly release the results of any revisions to these forward-looking statements that may be made to reflect the events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

A photo accompanying this announcement is available at https://www.globenewswire.com/NewsRoom/AttachmentNg/1297695f-fc33-43a5-b978-f526b257f6c7

The photo is also available at Newscom, www.newscom.com, and via AP PhotoExpress.